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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): February 21, 2001
                                                        -----------------

                             FIRST DATA CORPORATION
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                      001-11073                 47-0731996
         --------                      ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



5660 New Northside Drive, Suite 1400, Atlanta, Georgia            30328-5800
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (770) 857-0001
                                                    --------------


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On February 21, 2001, First Data Corporation, a Delaware corporation (the "Company"), issued a press release regarding the Company's offering of Convertible Senior Notes. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)   Not applicable.

(c)   Exhibits.

Exhibit
Number     Description of Exhibit
------     ----------------------

99.1       Press Release issued by the Company on February 21, 2001.

                                      -2-
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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST DATA CORPORATION



Date: February 21, 2001                    By: THOMAS A. ROSSI
                                              --------------------------
                                               Thomas A. Rossi
                                               Assistant Secretary
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                                 Exhibit Index

          The following is a list of the Exhibits filed herewith.

Exhibit
Number    Description of Exhibit
------    ----------------------

99.1      Press Release issued by the Company on February 21, 2001.